                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     HERITAGE FINANCIAL HOLDING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------


     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                     HERITAGE FINANCIAL HOLDING CORPORATION
                              211 LEE STREET, N.E.
                             DECATUR, ALABAMA 35602



                                                         April 6, 2001


To Our Stockholders:

         On behalf of the Board of Directors and management of Heritage Financial Holding Corporation, I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Decatur Country Club, 2401 Country Club Road, S.E., Decatur, Alabama, on Tuesday, May 8, 2001, at 5:30 p.m. Central Daylight Time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the 2001 Annual Meeting.

         In addition to the specific matters to be acted upon, there also will be a report on the operations of the Corporation. Directors and officers of the Corporation will be present to respond to any questions of general interest that stockholders may have.

         It is important that your shares be represented at the 2001 Annual Meeting. Regardless of whether you plan to attend, please mark, sign, date and return the enclosed proxy as soon as possible in the envelope provided. If you attend the 2001 Annual Meeting, which we hope you will do, you may vote in person even if you have previously mailed a proxy card.

         We hope you are able to attend the 2001 Annual Meeting and look forward to seeing you.


                                        Sincerely,

                                        /s/ Reginald D. Gilbert

                                        Reginald D. Gilbert
                                        President and Chief Executive Officer

                     HERITAGE FINANCIAL HOLDING CORPORATION
                              211 LEE STREET, N.E.
                             DECATUR, ALABAMA 35602

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 8, 2001

                             ---------------------

To the Stockholders of Heritage Financial Holding Corporation:

         You are hereby notified that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Heritage Financial Holding Corporation, a Delaware corporation (the "Corporation"), will be held at the Decatur County Club, 2401 Country Club Road, S.E., Decatur, Alabama, on Tuesday, May 8, 2001, at 5:30 p.m. Central Daylight Time, for the following purposes:

         1. to elect 17 Directors, each to serve a term of one, two or three year(s) scheduled to expire at the annual meeting of stockholders held one, two or three year(s) following the year of their election or until their respective successors are elected and qualified;

         2. to approve and ratify the 2001 Employee Stock Purchase Plan of Heritage Financial Holding Corporation;

         3. to ratify the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as independent auditors of the Corporation for the year ending December 31, 2001; and

         4. to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         All stockholders are cordially invited to attend the Annual Meeting; however, only stockholders of record at the close of business on March 20, 2001, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting shall be open to examination of any stockholder, for any purpose relating to the Annual Meeting, during ordinary business hours at the Corporation's principal executive offices at 211 Lee Street, N.E., Decatur, Alabama, from April 27, 2001 to May 7, 2001, and the list shall be available for inspection at the Annual Meeting by any stockholder who is present.

                                       BY ORDER OF THE BOARD OF DIRECTORS,

                                       /s/  Bingham D. Edwards

                                       Bingham D. Edwards
                                       Secretary
DATED: April 6, 2001

                                    IMPORTANT

   Regardless of whether you plan to attend the Annual Meeting, please mark, sign, date and return the enclosed proxy card in the enclosed self-addressed stamped envelope as soon as possible.

           NO POSTAGE IS REQUIRED IF THE ENCLOSED ENVELOPE IS MAILED
                         FROM WITHIN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                     HERITAGE FINANCIAL HOLDING CORPORATION
                              211 LEE STREET, N.E.
                             DECATUR, ALABAMA 35602
                              --------------------

                     FOR 2001 ANNUAL MEETING OF STOCKHOLDERS


                                  INTRODUCTION

         Heritage Financial Holding Corporation (the "Corporation") is furnishing this Proxy Statement to the holders of Corporation common stock, par value $.01 per share, in connection with the solicitation of proxies to be used at the 2001 Annual Meeting of Stockholders to be held on Tuesday, May 8, 2001, at 5:30 p.m., Central Daylight Time, at the Decatur Country Club, 2401 Country Club Road, S.E., Decatur, Alabama (the "Annual Meeting") and any adjournment thereof. The enclosed proxy is solicited on behalf of the Board of Directors of the Corporation. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about April 6, 2001.

                                  SOLICITATION

         The Corporation will bear the costs of solicitation proxies. Certain officers and Directors of the Corporation or its subsidiaries may use their personal efforts to make additional requests for the return of proxies by telephone, mail or otherwise and any receive proxies on behalf of the Corporation. They will receive no additional compensation for making any solicitations. The Corporation expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy material for beneficial owners of the common stock.

                  VOTING AND REVOCABILITY OF PROXY APPOINTMENTS

         Only stockholders of record at the close of business on March 20, 2001, are entitled to receive notice of and to vote at the Annual Meeting. The Corporation's only class of stock outstanding is its common stock, par value $.01 per share. As of the close of business on March 20, 2001, the number of shares of common stock outstanding and entitled to vote at the Annual Meeting was 8,475,822. Each share of common stock is entitled to one vote on all matters. There are no cumulative voting rights. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

         Stockholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy card in the envelope provided. Shares of common stock represented by the accompanying proxy card will be voted in accordance with your selections if the proxy card is properly executed and is received by the Corporation prior to the time of voting and is not revoked.

Where specific choices are not indicated on the proxy card, proxies will be voted in accordance with the recommendations of the Board of Directors of the Corporation.

         As of the date of this Proxy Statement, the Board of Directors of the Corporation is not aware of any matters, other than those set forth in the foregoing Notice of Annual Meeting of Stockholders, that may be brought before the stockholders at the Annual Meeting. If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters.

         Sending in a signed proxy card will not affect a stockholder's right to attend the Annual Meeting and vote in person. Presence at the Annual Meeting by a stockholder who has signed a proxy card does not, however, in itself, revoke a proxy already granted. Each proxy granted may be revoked by the person giving it
(1) by giving written notice to such effect to the Secretary of the Corporation,
(2) by executing and delivering a subsequent proxy or (3) by attending, giving notice and voting in person at the Annual Meeting, except that any such revocation shall not be effective as to any matter upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth, to the best of the Corporation's knowledge, certain information regarding beneficial stock ownership of the Corporation as of March 31, 2001, by: (a) each director and named executive officer of the Corporation, (b) all Directors and officers as a group, and (c) each stockholder known by the Corporation to be a beneficial owner of more than 5% of the outstanding Corporation common stock. Except as otherwise indicated, each person or entity listed below has sole voting and investment power with respect to all shares shown to be beneficially owned by him or it except to the extent such power is shared by a spouse under applicable law.

                                                                                      NUMBER OF SHARES OF        PERCENTAGE (1)(2)
                                                                                        THE CORPORATION              OF COMMON
             NAME                                  POSITION HELD                          COMMON STOCK              STOCK OWNED
--------------------------------------     --------------------------------           -------------------        ----------------
Timothy A. Smalley..................       Chairman of the Board                         209,410(4)(19)               2.45%
                                           and Director
Reginald D. Gilbert.................       President, Chief Executive                    646,651(7)(12)               7.35
                                           Officer and Director; President
                                           and Chief Executive Officer
                                           of Heritage Bank
John E. Whitley.....................       Executive Vice President,                     230,544(8)(20)               2.66
                                           Chief Financial Officer and
                                           Director; President of
                                           Heritage Bank Decatur
Vernon C. Bice......................       Director; President of                        127,760(6)(11)               1.50
                                           Heritage Bank Huntsville
Michael R. Washburn ................       Director; President of                        101,640(9)                   1.19
                                           Heritage Bank Birmingham

Bingham D. Edwards...................      Secretary and Director                           218,142(4)                   2.55
Marc A. Eason........................      Director                                          28,000(10)                     *
Lenny L. Hayes.......................      Director                                         204,000(4)                   2.38
Neal A. Holland, Jr. ................      Director                                         819,474(4)(13)               9.57
Harold B. Jeffreys...................      Director                                         819,922(4)(14)               9.58
Larry E. Landman.....................      Director                                         208,400(5)(15)               2.44
Vernon A. Lane.......................      Director                                         460,843(4)(16)               5.38
John T. Moss.........................      Director                                         123,000(5)                   1.44
T. Gerald New, M.D...................      Director                                         249,000(4)(17)               2.91
Gregory B. Parker....................      Director                                          83,170(5)                   1.00
Betty B. Sims........................      Director                                         294,400(4)(18)               3.44
R. Jeron Witt........................      Director                                         285,499(4)(21)               3.33
                                                                                          ---------                     -----
All executive officers and
Directors as a group (17 persons)....                                                     5,109,855                     50.67%

*Denotes less than one percent.

---------------

(1) Except as otherwise noted herein, percentage is determined on the basis of 8,475,822 shares of Corporation common stock outstanding plus securities deemed outstanding pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. Under Rule 13d-3, a person is deemed to be a beneficial owner of any security owned by certain family members and any security of which that person has the right to acquire beneficial ownership within 60 days, including, without limitation, shares of Corporation common stock subject to currently exercisable options. An asterisk indicates beneficial ownership of less than one percent.

(2) Percent for each named individual is calculated by treating any shares subject to options that are held by the named individual and that are exercisable within the next 60 days as if outstanding, but treating such option shares held by others and treating shares subject to options held by the named individual but not exercisable within 60 days as not outstanding.

(4)      Includes 84,000 shares subject to options.

(5)      Includes 54,000 shares subject to options.

(6)      Includes 100,000 shares subject to options.

(7)      Includes 328,016 shares subject to options.

(8)      Includes 178,016 shares subject to options.

(9)      Includes 72,000 shares subject to options.

(10)     Includes 12,000 shares subject to options.

(11)     Includes 400 shares owned by his wife.

(12)     Includes 10,002 shares owned by his wife.

(13) Includes 5,400 shares owned by his wife, 30,000 shares owned by a family limited partnership, Holland Limited Partnership, and 694,674 shares owned by a family limited partnership, Holland, L.P.

(14) Includes 301,919 shares owned by his wife, 30,000 shares owned by his daughter and 31,000 shares owned by his son.

(15) Includes 400 shares owned by his daughter, 2,000 shares held in trust for his son, and 2,000 shares held in trust for his daughter. Mr. Landman is the sole trustee for both trusts.

(16)     Includes 50,004 shares owned by his wife.

(17)     Includes 15,000 shares owned by his wife.

(18)     Includes 30,400 shares owned by her husband.

(19)     Includes 10 shares owned by his son.

(20) Includes 9,964 shares owned by his wife, 150 shares owned by his daughter, 150 shares owned by his son and 34,004 shares owned by E. L. Whitley Family Trust for which Mr. Whitley is a trustee.

(21)     Includes 31,497 shares owned by his wife.


                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

         Pursuant to the Corporation's Certificate of Incorporation (the "Corporation's Certificate"), the Board of Directors is divided into three classes, with each class being as nearly equal in number as reasonably possible. The Corporation's Certificate prescribes that each current Director shall serve until the first annual meeting of stockholders of the Corporation. Because the 2001 Annual Meeting of Stockholders is the first annual meeting since the reorganization and merger of the Corporation and Heritage Bank became effective as of August 31, 2000, all Directors, which currently number seventeen persons, shall be placed before the stockholders as nominees for election into one of three classes, with each Director serving a term of one, two or three year(s), with such term scheduled to expire at the annual meeting of stockholders held one, two or three year(s) following the year of their election or until their respective successors are elected and qualified. At each annual meeting of the Corporation's stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

         The Board of Directors has divided the seventeen current Directors into three classes. The Corporation recommends the election of each individual to serve during a one, two or three year term as a Director of the Corporation. Nominees for the first class include: Bingham D. Edwards, Reginald D. Gilbert, Gregory B. Parker, Timothy A. Smalley and John E. Whitley. The enclosed Proxy will be voted in favor of these nominees unless other instructions are given. These nominees will serve until the annual meeting of stockholders of the Corporation to be held in 2002 or until their respective successors are duly elected and qualified.

         Nominees for the second class include: Lenny L. Hayes, Neal A. Holland, Jr., Harold B. Jeffreys, Larry E. Landman, Vernon A. Lane and Michael R. Washburn. The enclosed Proxy will be voted in favor of these nominees unless other instructions are given. These nominees will serve until the annual meeting of stockholders of the Corporation to be held in 2003 or until their respective successors are duly elected and qualified.

         Nominees for the third class include: Vernon C. Bice, John T. Moss, T. Gerald New, M.D., Betty B. Sims, R. Jeron Witt and Marc A. Eason. The enclosed Proxy will be voted in favor of these nominees unless other instructions are given. These nominees will serve until the annual meeting of stockholders to be held in 2004 or until their respective successors are duly elected and qualified.

         If any nominee is unable to serve as a director, the enclosed Proxy will be voted for the substitute nominees selected by the Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable to serve if elected. The election of directors requires a plurality of the votes cast by the holders of Corporation common stock. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of directors. In the event that any nominee becomes unavailable for election for any reason, an event that management does not anticipate, shares of Corporation common stock represented by proxies will be voted for any substitute nominees designated by the Board of Directors.

NOMINEES FOR DIRECTORS

         For each nominee's beneficial ownership of common stock, see "Security Ownership of Certain Beneficial Owners and Management." Set forth below is certain additional information regarding each nominee:

        NAME                           AGE                 POSITION WITH CORPORATION
---------------------------           -----      ------------------------------------------------
Class One
---------
Bingham D. Edwards(1)(2)               57        Secretary and Director
Reginald D. Gilbert(2)                 57        President, Chief Executive Officer and Director
Gregory B. Parker                      42        Director
Timothy A. Smalley(1)(2)               45        Chairman of the Board and Director
John E. Whitley                        43        Executive Vice President, Chief Financial Officer
                                                 and Director


Class Two
---------
Lenny L. Hayes(2)                      56        Director
Neal A. Holland, Jr.(2)                45        Director
Harold B. Jeffreys(2)                  56        Director
Larry E. Landman(1)                    57        Director
Vernon A. Lane(1)                      63        Director
Michael R. Washburn                    45        Director

Class Three
-----------
Vernon C. Bice                         45        Director
Marc A. Eason                          52        Director
John T. Moss                           57        Director
T. Gerald New, M.D.(1)                 59        Director
Betty B. Sims                          63        Director
R. Jeron Witt                          58        Director

---------------
(1)      Member of the Audit Committee.
(2)      Member of the Compensation Committee.


Class One

Bingham D. Edwards. Mr. Edwards has been an attorney in private practice in Decatur since 1971. Mr. Edwards is a member of the Alabama State Bar, and the Morgan County and American Bar Associations.

Reginald D. Gilbert. Mr. Gilbert is currently President and Chief Executive Officer of the Corporation and President and Chief Executive Officer of Heritage Bank. He was President, Chief Executive Officer and Chairman of the Board of AmSouth Bank of Decatur, formerly First National Bank of Decatur, from 1982 to 1993 and has been employed in the banking business since 1973.

Gregory B. Parker. Mr. Parker is the President and Chief Executive Officer of Fountain, Parker, Harbarger & Associates, LLC.

Timothy A. Smalley. Mr. Smalley is a certified public accountant, and has been a shareholder and director of Byrd, Smalley, Evans, Adams & Johnson, P.C. from 1988 to the present. He was an employee and partner of Tucker & Byrd from 1977 to 1988.

John E. Whitley. Mr. Whitley is currently the Executive Vice President and Chief Financial Officer of the Corporation and President of Heritage Bank Decatur. He was employed by AmSouth Bank from 1989 until September of 1994, by SouthTrust Bank of Decatur from 1987 to 1989, and by AmSouth (formerly First National Bank of Birmingham) from 1979 through 1987.

Class Two

Lenny L. Hayes. Mr. Hayes was President and General Manager of Hayes Specialty Electronics, Inc., a consumer electronics retail and wholesale dealer in Decatur from 1984 to 1998. Mr. Hayes currently is involved in real estate development and other investments.

Neal A. Holland, Jr. Mr. Holland has been President of Holland Company, Inc., a diversified sand, stone and trucking company in Decatur, since 1979. Mr. Holland is also the owner and President of Cedar Ridge Golf Course, Inc.

Harold B. Jeffreys. Mr. Jeffreys, a consultant, was the founder and served as Chairman of the Board of Directors and in various executive positions of Applied Research, Inc., in Huntsville from 1980 until its sale in 1994. Mr. Jeffreys and his son currently operate Cedar Lake Farms, and he is also involved in other investments.

Larry E. Landman. Mr. Landman is the co-founder, in 1975, and President of L&L Lumber Co., Inc., the President of Huntsville Wood Products, and the President of Timber Properties, Inc.

Vernon A. Lane. Mr. Lane was President and Chief Executive Officer of MidSouth Testing, Inc., an environmental testing firm in Decatur, Alabama from 1979 to 1999. Mr. Lane is currently the owner of a development company, City View Estates, and a farming operation, City View Farms.

Michael R. Washburn. Mr. Washburn is currently the President of Heritage Bank Birmingham. Mr. Washburn was employed by First Commercial Bank of Birmingham from March of 1989 to June of 1999, by SouthTrust Bank of Birmingham from 1986 to March of 1989 and by AmSouth Bank from 1978 to 1986.

Class Three

Vernon C. Bice. Mr. Bice is currently the President of Heritage Bank Huntsville. He was formerly the President and a member of the Board of Directors of SouthBank of Huntsville, Alabama. Previously, he was employed with AmSouth Bank and Arthur Andersen & Co. Mr. Bice has over twenty years of experience in the banking industry.

Marc A. Eason. Mr. Eason is a partner in the commercial real estate firm of Eason, Graham and Sandner. He has been involved in the development, leasing and management of real estate in the Birmingham market for over 20 years. Mr. Eason also serves on the board of The Exceptional Foundation, The Goodfellows Fund and The Crossroads Foundation.

John T. Moss. Mr. Moss has been the President of Moss Lumber Industries, Inc. since 1971. He is also a member of the Board of Trustees of Memphis Theological Seminary.

T. Gerald New, M.D. Dr. New is associated with Decatur OB-GYN Associates, P.C., and serves on the Board of Directors of Decatur General Hospital.

Betty B. Sims. Ms. Sims is the President and owner of Scrumptious, Inc., and a director and part owner of Rising Sun, Inc. Ms. Sims is Past President of the Board of Trustees of Decatur General Hospital Foundation, a board member of Hospice of Morgan County, and a board member of the Volunteer Bureau. She is also President and Chairperson of Committee for New Healing House for the Community Grief Center.

R. Jeron Witt. Mr. Witt is currently the President of Cell-Pak, Inc. and has been associated with the company since 1977.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL THE DIRECTORS IN EACH CLASS NOTED ABOVE.

CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Corporation currently has two committees: the Audit Committee and the Compensation Committee. The Board of Directors, as a whole, acts in place of a nominating committee.

         The Audit Committee. The Audit Committee is responsible for reviewing and supervising the financial controls of the Corporation. The Audit Committee makes recommendations to the Board of Directors of the Corporation with respect to the Corporation's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Corporation's independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of overall accounting and financial controls of the Corporation. The Audit Committee has reviewed and discussed the audited financial statements for fiscal year ended December 31, 2000, with management of the Corporation. The Audit Committee has discussed with the independent auditors of the Corporation the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee has received written disclosure and the letter from the independent accountants required by Independence Standards Board Standard No. (Independence Standards Board Standards No.1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. After reviewing and discussing the foregoing, the Audit Committee recommended to the Board of Directors of the Corporation that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000. The Audit Committee does not presently have a written charter but plans to draft and adopt a charter during the 2001 fiscal year. The Audit Committee consists of five independent non-employee Directors including: Messrs. Edwards, Landman, Lane, Smalley and Dr. New. During the year 2000, there were three meetings of the Audit Committee.

         The Compensation Committee. The Compensation Committee is responsible for reviewing the performance of the officers of the Corporation and recommending to the Board of Directors annual salary and bonus amounts for all officers of the Corporation. The Compensation Committee also administers the Incentive Stock Compensation Plan of the Corporation. The Compensation Committee consists of Messrs. Edwards, Gilbert, Smalley, Hayes, Holland and Jeffreys. During the year 2000, there were four meetings of the Compensation Committee.

         The Board of Directors, as a whole, acts in place of a nominating committee. The Corporation's Bylaws provide that nominations for the office of director may be made by stockholders only if written notice of such proposed nominations are delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting at which the election is to be held; provided, however, that in the event of less than 70 days' notice, or prior public disclosure of the date of the meeting, is given, or made, to stockholders, then, notice by the stockholders, to be timely, must be so delivered or mailed and received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person the stockholder proposes to nominate for election or re-election as a director (i) the person's name, age, business address, and residence address, (ii) the person's principal occupation or employment, (iii) the class and number of shares of the Corporation that the person beneficially owns and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the stockholder, (iii) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in such notice, and (v) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director, if elected. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

DIRECTOR ATTENDANCE

         The Board of Directors held a total of eleven meetings during the year 2000 and did not act by unanimous written consent at any time during the year. During the year 2000, each of the Directors attended at least 80% of the aggregate of (i) the total number of Board of Directors' meetings and (ii) the total number of meetings held by all Board committees on which he or she served during the period for which he or she was serving as a director or committee member. The Corporation believes that attendance at meetings is only one means by which directors may contribute to the effective management of the Corporation and that the contributions of all Directors have been substantial.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors and persons who beneficially own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and beneficial owners of more than 10% of the Corporation's common stock are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms that they file. Based on a review of the copies of the forms furnished to the Corporation, or written representations that no reports on Form 5 were required, the Corporation believes that during the year the year 2000, all of its officers, directors and greater-than-10% beneficial owners complied with all applicable filing requirements, with the exception of the following: Harold B. Jeffreys, two late filings on Form F-8 (the equivalent of Form 4 filed with the Federal Deposit Insurance Corporation before the reorganization of the Corporation and Heritage Bank); Vernon C. Bice, one late filing on Form F-8A (the equivalent of Form 5 filed with the Federal Deposit Insurance Corporation before the reorganization of the Corporation and Heritage Bank); Michael R. Washburn, one late filing on Form F-8A (the equivalent of Form 5 filed with the Federal Deposit Insurance Corporation before the reorganization of the Corporation and Heritage Bank); and Mr. John E. Whitley, one late filing on Form F-8A (the equivalent of Form 5 filed with the Federal Deposit Insurance Corporation before the reorganization of the Corporation and Heritage Bank).

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

Executive Officer Compensation. The following table presents certain information concerning compensation paid or accrued for services rendered to the Corporation in all capacities during the years ended December 31, 2000, 1999 and 1998, for the chief executive officer and the four other most highly compensated executive officers of the Corporation whose total annual salary and bonus in the last fiscal year exceeded $100,000. These executive officers are referred to collectively as the "named executive officers."

                                                                            Long-Term
                                                                          Compensation
                                      Annual Compensation                    Awards
                           ----------------------------------------     ---------------
                                                                          Securities
       Name and                                                           Underlying          Other Annual
  Principal Position          Year         Salary $       Bonus $        Options(#)(2)      Compensation(3)
----------------------     ----------     ----------    -----------     ---------------     ----------------
Reginald D. Gilbert           2000         $165,000       $105,000                --           $120,450
     President and            1999          140,000         70,000            40,016              5,885
     Chief Executive          1998          115,835         60,000           693,000              5,767


John E. Whitley               2000          140,000         50,500                --            119,850
     President of             1999          135,000         42,500            40,016              7,716
     Heritage Bank            1998           87,453         40,000           255,000              6,340
     Decatur

Vernon C. Bice                2000          140,000         47,000                --            119,850
     President of             1999          130,000         30,000           118,522              7,666
     Heritage Bank            1998          110,636             --           108,000              3,288
     Huntsville

Michael R. Washburn(1)        2000          130,000         35,450                --              7,400
     President of             1999          115,000             --           120,000              1,895
     Heritage Bank
     Birmingham

---------------

(1)      Mr. Washburn became employed on May 31, 1999.

(2) Reflects common stock splits of three-for-one (3:1) effective on August 12, 1998 and two-for-one (2:1) effective on November 8, 1999.

(3) Represents the dollar value of board fees received, insurance premiums paid by the Corporation with respect to life, health, dental and disability insurance for the benefit of the named executive officer, the Corporation's contributions to these Named Executive Officers' 401(k) accounts, and other remunerations including tax reimbursements.

OPTIONS

         The Corporation did not grant any options in the year 2000 to purchase common stock of the Corporation to any named executive officer under the Corporation's Incentive Stock Compensation Plan.

AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND OPTION VALUES AT DECEMBER 31,
2000

         The following table sets forth certain information concerning the number and intrinsic value of the options held by the named executive officers at December 31, 2000. Year-end values are based on the difference between the estimated fair market value of Corporation common stock at December 31, 2000 (which was $11.50) and the exercise price of such option. They do not reflect the actual amounts, if any, which may be realized upon the future exercise of remaining stock options and should not be considered indicative of future stock performance. During the year 2000, Corporation common stock was traded in privately negotiated transactions at prices which ranged from $10.00 to $11.50 per share.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                           YEAR-END OPTION/SAR VALUES

                                                                          Number Of Securities        Value Of Unexercised
                                                                         Underlying Unexercised           In-The-Money
                                                                             Options/SARs At            Options/SARs At
                                                                             Fiscal Year-End            Fiscal Year-End
                                     Shares                Value                   (#)                        ($)
                                   Acquired On            Realized            Exercisable/                Exercisable/
            Name                  Exercise (#)              ($)               Unexercisable              Unexercisable
---------------------------------------------------------------------------------------------------------------------------
Reginald D. Gilbert                    --                    --             218,016 / 480,000       $1,967,004 / $3,916,800

John E. Whitley                        --                    --             160,016 / 225,000       $1,070,724 / $1,175,040

Vernon C. Bice                         --                    --              66,522 / 160,000       $  232,983 / $1,305,600

Michael R. Washburn                    --                    --              56,000 / 120,000       $  324,000 / $  276,000

EMPLOYMENT AGREEMENTS

         The Corporation's banking subsidiary, Heritage Bank, has entered into employment agreements with Messrs. Gilbert, Whitley, Bice and Washburn. Mr. Gilbert's employment agreement is for a period of three years, which is automatically extended for an additional day on each daily anniversary of the term commencement date, and shall continue to renew as such, unless Heritage Bank provides 30 days written notice of non-extension to Mr. Gilbert. Messrs. Whitley's, Bice's and Washburn's employment agreements renew the same and have the same notice provisions as Mr. Gilbert's, but they are only for a two year period each.

         In the event of the termination of Messrs. Gilbert, Whitley, Bice or Washburn by Heritage Bank's Board of Directors for any reason other than Cause, Total and Permanent Disability, Retirement, a Change in Control (all as defined in the employment agreements), or death, Heritage Bank shall pay Mr. Gilbert a payment in cash equal to three years of his Total Compensation or shall pay Messrs. Whitley, Bice or Washburn a payment in cash equal to two years of their respective Total Compensation. For purposes of Messrs. Gilbert's, Whitley's, Bice's and Washburn's employment agreements "Total Compensation" shall mean their respective base salary plus any and all incentive or discretionary bonuses granted by Heritage Bank to them, respectively, within the most current twelve month period during the term of their respective agreements.

         In the event of the termination of Messrs. Gilbert, Whitley, Bice or Washburn due to death, Total and Permanent Disability or Retirement, they shall receive any previously unpaid base salary through their date of termination and the payment of any life insurance, disability or other benefits for which they are eligible.

         In the event of termination for Cause, Messrs. Gilbert, Whitley, Bice or Washburn shall only receive the payment of any previously unpaid base salary through the date of their termination.

         If within five years following a Change in Control, Messrs. Gilbert, Whitley, Bice or Washburn are terminated by the Heritage Bank's Board of Directors for:

         (a) reasons other than for Cause of other than as a consequence of their death or attainment of normal Retirement; or

         (b) if their employment is voluntarily terminated by Messrs. Gilbert, Whitley, Bice or Washburn, respectively, following the occurrence of any of the following events:

                  (1) the assignment of such person to any duties or responsibilities inconsistent with his position immediately preceding a Change in Control, or a change in his reporting responsibilities or titles in effect at such time resulting in a reduction of his responsibilities or position;

                  (2) the reduction of his annual salary or benefits or supplemental compensation;

                  (3) his transfer to a location requiring a change in his residence or a material increase in the amount of travel required in connection with his employment; or

                  (4) the good faith determination by that person that due to a Change in Control, he is no longer able effectively to discharge his duties and responsibilities;

then, Mr. Gilbert will be entitled to receive the following:

         - Payment from Heritage Bank in cash of an amount equal to three years of Total Compensation.

         - Unless prohibited by law, in the event that Mr. Gilbert is entitled to receive any sums or awards pursuant to compensation plans presently in place or which shall be approved by the Board of Directors of Heritage Bank, any and all vesting or maturity schedules or other rights conditioned upon the passage of time set forth in such compensation plans shall immediately lapse or be deemed to have accelerated to maturity or full vesting, and Mr. Gilbert shall be entitled to receive all benefits previously granted to him thereunder. In the event any such immediate lapse, maturation or full vesting would cause any such compensation plan that is then a "qualified" plan under the Internal Revenue Code to become non-qualified or would cause any materially adverse tax consequences to Heritage Bank or its other employees, then such immediate lapse, maturation or full vesting shall not occur, but, instead Heritage Bank shall make such payments or otherwise provide such additional or substantially equivalent benefits or payments as may be, in the opinion of a mutually acceptable qualified third party, necessary to make the payments or benefits to Mr. Gilbert substantially equal to those to which he would have been entitled if such immediate lapse, maturation or full vesting had occurred.

         - In the event termination should occur prior to the grant of options and awards designated to Mr. Gilbert, Heritage Bank shall provide such substantially equivalent payments or benefits as may be, in the opinion of a mutually acceptable qualified third party, necessary to make the payments or benefits to him substantially equal to those to which he would have been entitled if such plans had been adopted by the Board and approved by the stockholders, and if such options and awards had been granted as of the effective date of his employment agreement.

         - In the event there are payments of whatever nature arising from his employment due on or after the date of termination from Heritage Bank or any parent or subsidiary of Heritage Bank to Mr. Gilbert, the receipt of which has been deferred by means of an instrument in writing signed by him, such payment shall be paid within 30 days of termination in a lump sum to him. In the event there are obligations of Heritage Bank or any parent or subsidiary of Heritage Bank to Gilbert outstanding on or after the date of termination, all such obligations shall immediately be accelerated to maturity and become due and payable in full as of the date of termination.

         - Until Mr. Gilbert reaches normal retirement date, he shall continue to be covered by such life insurance, medical insurance, and accident and disability insurance plans of Heritage Bank or any successor plans or programs in effect at or after termination for employees in the same class or category as he was prior to his termination, subject to Mr. Gilbert making payments thereunder required of employees in the same class or category as Mr. Gilbert was prior to his termination. In the event Mr. Gilbert is ineligible for continuation of such coverage under the terms of such benefit plan or in the event Mr. Gilbert is eligible but the benefits applicable to him under such plans or programs after termination are not substantially equivalent to the benefits applicable to him immediately prior to termination, then, until his normal retirement date, Heritage Bank shall provide such substantially equivalent benefits or such additional benefits as may be, in the opinion of a mutually acceptable qualified third party, necessary to make the benefits applicable to Mr. Gilbert substantially equal to those in effect before termination; provided, however, that if during such period he shall enter into the employee of another company or firm which provides substantially similar benefit coverage, Mr. Gilbert's participation in the comparable benefit provided by Heritage Bank, either directly or through other sources, shall cease.

         - The ownership of all club memberships, automobiles and other perquisites that were assigned to Mr. Gilbert prior to termination shall be transferred to him, at no cost within 30 days of his termination.

         Messrs. Whitley, Bice and Washburn are entitled to all of the same awards as a result of their employment being terminated at any time within five years following a Change in Control for the same reasons as identified above for Mr. Gilbert, and they shall receive the same payments and benefits as Mr. Gilbert, except that they shall only receive payment in cash equal to two years of their Total Compensation and they shall not receive the continuation of any life, medical, accident or disability insurance as described above for Mr. Gilbert.

DIRECTOR COMPENSATION

         Non-employee Directors of the Corporation receive a $500 per month retainer, except the Chairman of the Board receives $750. Additionally, non-employee Directors receive $250 for every meeting of the Board of Directors they attend, regardless of whether the meeting involves the entire Board of Directors or a committee of the Board of Directors. Maximum monthly compensation for non-employee Directors is $750, except the Chairman of the Board is $1,000. Directors are also eligible to receive stock options under the Corporation's Incentive Stock Compensation Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Except as set forth below, there were not during the year 2000 and there are no existing or proposed direct or indirect material transactions between the Corporation and any of its officers, directors or any affiliate of the foregoing, except in the ordinary course of the Corporation's business.

         Certain Directors and executive officers of the Corporation and their affiliated interests were customers of and had transactions with the Corporation in the ordinary course of business during fiscal year 2000. None of such business transactions exceeded for any director or executive officer $60,000 in the aggregate for 1999 or 2000. Additional transactions may be expected to take place in the future. In addition, such persons have one or more outstanding loans and commitments of the Corporation, including the loans described above, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

INCENTIVE STOCK COMPENSATION PLAN

         The Board of Directors has adopted and the Corporation's stockholders have approved the Corporation's Incentive Stock Compensation Plan (the "Incentive Stock Plan"). The Directors believe an incentive program is an important asset in attracting and retaining qualified personnel and motivating their efforts on behalf of the Corporation and its interests.

         The full text of the Incentive Stock Plan as adopted is available upon written request from the Corporation. The following discussion outlines some of the essential features of the Incentive Stock Plan, but is qualified in its entirety by reference to the full text of the Incentive Stock Plan.

         All key employees of the Corporation are eligible for selection to participate in the Incentive Stock Plan. The selection of these participants is entirely within the discretion of the Compensation Committee (the "Committee"), which is a committee of the Board of Directors comprised of three or more non-employee Directors. The Incentive Stock Plan is administered by the Committee, which has the exclusive right, subject to the provisions of the Incentive Stock Plan, to interpret its provisions and to prescribe, amend and rescind rules and regulations for its administration.

         Under the Incentive Stock Plan, the Committee can issue stock options for common stock of the Corporation. The Corporation has reserved a total of 6,000,000 shares of common stock for issuance under the Incentive Stock Plan. The Committee may authorize and issue either "incentive stock options" to specified employees of the Corporation or nonqualified options to other key employees. For "incentive stock options" qualified as such under section 422 of the Internal Revenue Code, the aggregate value of the shares for which an employee may be granted options in any calendar year cannot exceed $100,000, measured by the market value at date of grant, plus any unused carryover of this annual limitation. The price of the option cannot be less than 100% of the fair market value of the shares on the date the option is granted, except as to persons who hold more than 10% of the voting power of the Corporation, in which case the option price cannot be less than 110% of fair market value.

         No incentive stock option may be exercised more than ten years after it is granted. An option becomes exercisable, subject to the foregoing limitation, any time after it is granted. An option must be exercised within 90 days of retirement, and within 30 days of other termination from the Corporation.

                               PROPOSAL NUMBER TWO

         APPROVAL AND RATIFICATION OF 2001 EMPLOYEE STOCK PURCHASE PLAN

         The Corporation has adopted the 2001 Employee Stock Purchase Plan (the "Plan") to provide eligible employees of the Corporation with an opportunity to acquire shares of the Corporation's common stock on a payroll deduction basis. The Corporation believes that employee participation in the ownership of the Corporation on a more advantageous basis than would otherwise be available will be to the mutual benefit of both the employees and the Corporation. The Plan is subject to the approval and ratification of the stockholders of the Corporation by a majority of those present or represented by proxy and entitled to vote at the Annual Meeting, at which a quorum is present. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. The stockholders are being asked to approve and ratify the Plan. The Board of Directors of the Corporation has adopted the Plan subject to the receipt of stockholder approval.

         The Corporation intends that the Plan will replace the current Employee Stock Purchase Plan (assumed by the Corporation after the merger and reorganization with Heritage Bank) in order to provide all currently and future eligible employees of the Corporation with an opportunity to acquire shares of Corporation common stock. The Board of Directors plans to terminate the current Employee Stock Purchase Plan sometime in the year 2001 when all shares of Corporation common stock have been issued under such plan. The Plan is identical to the current Employee Stock Purchase Plan in all substantive respects. The Corporation has reserved a total of 100,000 shares of Corporation common stock under the Plan. Eligible employees will have the opportunity to enroll in the Plan and acquire shares of Corporation common stock at 85% of the then fair market value of the shares on a payroll deduction basis.

PLAN SUMMARY

         The summary is qualified in its entirety by reference to the specific provision of the Plan which is set forth as Appendix A to this Proxy Statement.

         The Plan is administered by the Compensation Committee of the Board of Directors of the Corporation. The Corporation intends to have the Plan qualify as an "employee stock purchase plan" under the provisions of Section 423 of the Internal Revenue Code of 1986, as amended. Every employee of the Corporation who is actively employed by the Corporation may participate in the Plan except: (1) employees who have been employed for less than three months; (2) employees whose customary employment is less than 20 hours per week; and (3) employees whose customary employment is for not more than five months in any calendar year. No employee may participate in or contribute to the Plan if such participation or contribution is at a rate that exceeds $25,000 in fair market value of the Corporation common stock in any calendar year or taking in account of such participation or contribution, the employee would own or beneficially own common stock possessing five percent or more of the total combined voting power of the Company.

         The Corporation shall provide each eligible employee information relating to the Plan and allow such individuals to elect to participate in order to acquire on a payroll deduction basis, over the course of a calendar year, an amount that would equal no less than ten shares of Corporation common stock and no more than fifty shares. The shares of Corporation common stock shall be priced at 85% of the Fair Market Value on the date of participation in the Plan. The Corporation will make a series of offering to participate in the Plan at six-month intervals. Eligible employees may discontinue or withdraw from the Plan at any time. If the eligible employee withdraws from the Plan, then the Corporation will instruct the transfer agent to issue the appropriate number of shares of common stock in the employee's contribution account on the date of withdrawal from the Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

                              PROPOSAL NUMBER THREE

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Subject to ratification by the stockholders, the Corporation's Board of Directors has appointed Schauer, Taylor, Cox, Vise and Morgan, P.C. as independent auditors to audit the Corporation's financial statements for the current fiscal year. Management expects representatives of Schauer, Taylor, Cox, Vise and Morgan, P.C. to be present at the 2001 Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF SCHAUER, TAYLOR, COX, VISE AND MORGAN, P.C. AS INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

                            STOCKHOLDER PROPOSALS FOR
                       NEXT ANNUAL MEETING OF STOCKHOLDERS

         Stockholders' proposals intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Corporation no later than January 1, 2002, to be considered for inclusion in the Corporation's Proxy Statement and form of proxy for that meeting. A stockholder of the Corporation may wish to have a proposal presented at the annual meeting of stockholders to be held in 2001, but not to have such proposal included in the Corporation's proxy statement and form proxy relating to that meeting. If notice of any such proposal is not received by the Corporation at the address appearing on the first page of this proxy statement by April 1, 2001, then the Corporation will not address the proposal in its proxy statement relating to that meeting, and all proxies solicited and received by the Board of Directors will be deemed to have confirmed discretionary authority to vote on any such proposal.

                         EXHIBITS AVAILABLE UPON REQUEST

         The Corporation is furnishing simultaneously with this Proxy Statement a copy of its Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2000, including financial statements, schedules and exhibits. The Corporation, however, is not furnishing certain exhibits related to the Annual Report including Exhibit Nos.
(4)-1, (4)-2, (4)-3, (10)-3, (10)-4, (10)-5 and (10)-6. The Corporation will furnish for a reasonable charge a copy of each of the aforementioned exhibits to any record or beneficial owner of Corporation common stock as of March 20, 2001. Any such request should be in writing and addressed to the following:

                             Mr. Reginald D. Gilbert
                     Heritage Financial Holding Corporation
                              Post Office Box 2255
                             Decatur, Alabama 35609

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Corporation does not know of any business which will be presented for consideration at the Annual Meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgments on such matters.

         Please SIGN, DATE and RETURN the enclosed Proxy promptly.

                                         BY ORDER OF THE BOARD OF DIRECTORS,

                                         /s/ Bingham D. Edwards

                                         Bingham D. Edwards
                                         Secretary


Decatur, Alabama
April 6, 2001

                                   APPENDIX A


                     HERITAGE FINANCIAL HOLDING CORPORATION

                        2001 EMPLOYEE STOCK PURCHASE PLAN

                     HERITAGE FINANCIAL HOLDING CORPORATION
                        2001 EMPLOYEE STOCK PURCHASE PLAN


                                    ARTICLE I

                                     PURPOSE

         1.1 PURPOSE. The purpose of the Heritage Financial Holding Corporation 2001 Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of the Heritage Financial Holding Corporation (the "Company") with the opportunity to acquire shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") on a payroll deduction basis. The Company believes that employee participation in the ownership of the Company on a more advantageous basis than would otherwise be available will be to the mutual benefit of both the employees and the Company. The Company intends to have the Plan qualify as an "employee stock purchase plan" under the provisions of
Section 423 of the Internal Revenue Code, as amended (the "Code"). The provisions of the Plan shall be administered and construed in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE II

                                   DEFINITIONS

         2.1 "Board of Directors" shall mean the Board of Directors of the Company.

         2.2 "Code" or "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.3 "Committee" shall mean the Compensation Committee of the Board of Directors as provided in Section 3.1 hereof.

         2.4 "Common Stock" shall mean the common stock of the Company, par value $.01 per share, or such other class of shares or other securities to which the provisions of the Plan may be applicable by reason of the operation of
Section 4.2 hereof.

         2.5 "Company" shall mean Heritage Financial Holding Corporation, a Delaware corporation, such of its majority-owned subsidiaries as the Committee shall designate and its successors.

         2.6 "Contribution Account" shall mean an account established on behalf of a Participating

Employee to which the Participating Employee's contributions made pursuant to
Article V of the Plan shall be credited.

         2.7      "Contribution Rate" shall have the meaning as outlined in
Section 5.4 hereof.

         2.8 "Employee" shall mean any person who is employed by the Company or a subsidiary of the Company.

         2.9 "Employee Plan Year" shall mean the 12-month period following the date an Employee enrolls in the Plan.

         2.10 "Fair Market Value" of a share of Common Stock on any particular date shall mean the average between the bid and ask prices quoted on such date by the National Daily Quotation Service, or on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System or a registered securities exchange, if listed thereon. In the event that both bid and ask prices are not so quoted, then the Fair Market Value shall be the bid price determined by the National Association of Securities Dealers, Inc. ("NASD") local quotations committee as most recently published in a daily newspaper of general circulation in Morgan County, Alabama. In the event that no such bid price is published, then Fair Market Value shall be the fair market value as determined by the Board of Directors.

         2.11 "Participating Employee" shall means any eligible employee of the Company opting to participate in the Plan.

         2.12 "Plan" means the Heritage Financial Holding Corporation 2001 Employee Stock Purchase Plan, as set forth herein and all subsequent amendments hereto.

                                   ARTICLE III

                                 ADMINISTRATION

         3.1 COMPENSATION COMMITTEE'S ADMINISTRATION AND AUTHORITY. The Plan shall be administered by the Compensation Committee of the Board of Directors. The Committee shall be composed of at least two or more Non-Employee Directors, as defined in Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, or any successor rule thereto. The Committee shall administer the Plan and, subject to the provisions of the Plan and the Certificate of Incorporation and Bylaws of the Company, have full authority to make and interpret such equitable rules and regulations regarding administration of the Plan as it may deem advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its stockholders, directors, officers, Employees, Participating Employees, and their respective estates and beneficiaries. No member of the Committee shall be liable to the Company, any stockholder of the Company, any Employee or any Participating Employee for any action of determination in good faith with respect to the Plan.

                                   ARTICLE IV

                             SHARES SUBJECT TO PLAN

         4.1 SHARES SUBJECT TO PLAN. The Company hereby reserves 100,000 shares of Common Stock for issuance under the Plan, subject to adjustment as provided in Section 4.2 hereof. These shares shall be authorized and unissued shares.

         4.2 ADJUSTMENTS TO SHARES RESERVED. In the event of any merger, consolidation, reorganization, recapitalization, spin-off, stock dividend, stock split, reverse stock split, exchange or other distribution with respect to shares of Common Stock or other change in the corporate structure or capitalization affecting the Common Stock, the type and number of shares of stock which are or may be subject to the Plan or contributed amounts under the Plan shall be equitably adjusted by the Compensation Committee, in its sole discretion, to preserve the value of benefits under the Plan. Any such adjustments made by the Committee shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the stockholders and directors of the Company and any persons having any interest in any stock purchased under the Plan.

                                    ARTICLE V

                           ELIGIBILITY AND ENROLLMENT

         5.1 INITIAL ELIGIBILITY. Subject to the limitations set forth below, every Employee of the Company who is actively employed by the Company on the first day of any offering period is eligible to participate in the Plan, except:

         (a) employees who have been employed by the Company less than three months at such time;

         (b) employees whose customary employment is 20 hours or less per week; and

         (c) employees whose customary employment is for not more than five months in any calendar year.

         5.2 LIMITATIONS ON PARTICIPATION. Notwithstanding any provision of the Plan to the contrary, no Employee shall be entitled to participate in the Plan, select a Contribution Rate, contribute amounts to his or her Contribution Account or otherwise purchase Common Stock under the Plan (or other employee stock purchase plan of the Company) to the extent:

                  (a) that such participation, contribution or purchase, as the case may be, is at a rate that exceeds $25,000 in fair market value of the Common Stock in any calendar year (as determined under Section 423 of the Code); or

                  (b) that, giving effect to such participation, contribution or purchase, as the case may be, such Employee would own or beneficially own Common Stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company.

         5.3 ENROLLMENT. The Company shall furnish information relating to the Plan to each Employee who is or becomes eligible to participate. If the Employee elects to participate in the Plan (and thus becomes a Participant), he or she shall enroll according to the enrollment procedures set forth in the information provided by the Company.

         5.4 PARTICIPATING EMPLOYEE'S CONTRIBUTION RATE. In order to participate in the Plan, an Employee must elect to participate in accordance with Section 5.3 hereof and must authorize the Company to deduct from payroll on behalf of such Participating Employee an equal amount per pay period based on the number of shares of Common Stock the Participating Employee desires to purchase. Such total payroll amount for any one offering period may not be less than such an amount that would equal to 10 shares of Common Stock and may not be more than such an amount that would equal to 50 shares of Common Stock; provided however that such minimum and maximum amounts may be adjusted by the Company at any time and from time to time for the sake of administrative convenience and/or to ensure continued compliance with the provisions of Section 423 of the Code.

         5.5 OFFERING PERIODS. The Company will make a series of offerings at six-month intervals, for a period of 15 days during each offering period, granting its Employees the opportunity to enroll in the Plan. Subject to the approval of the Plan by the stockholders of the Company, the first offering period shall commence July 1, 2001.

                                   ARTICLE VI

                   DEDUCTIONS, MODIFICATIONS & PLAN WITHDRAWAL

         6.1 DEDUCTIONS. Payroll deductions at the Participating Employee's Contribution Rate shall begin on the first pay date following such Participating Employee's enrollment in the Plan. The Participating Employee's contributions shall be allocated to and deemed a part of the Participating Employee's Contribution Account. No interest shall accrue or be paid on any amounts withheld under the Plan.

         6.2 MODIFICATIONS IN CONTRIBUTION RATE. The Participating Employee's Contribution Rate, once established, shall remain in effect for all of the Employee Plan Year and subsequent Employee Plan Years unless changed by the Participating Employee in the manner specified by the Company. The Participating Employee may prepay the amount due by him or her in whole or in part at any time.

         6.3 DISCONTINUING CONTRIBUTIONS. At any time during an Employee Plan Year, a Participating Employee may notify the Company that he or she wishes to discontinue his or her contributions for such Employee Plan Year. This notice shall be communicated in the manner specified by the Company. A Participating Employee who has discontinued contributions under the Plan may not resume contributions until his or her Employee Plan Year has expired.

         6.4 WITHDRAWAL FROM PLAN. At any time, a Participating Employee may notify the Company that he or she wishes to discontinue participation in the Plan. This notice shall be communicated in the manner specified by the Company. Upon withdrawal from the Plan pursuant to this Article VI, the Employee shall instruct the transfer agent to promptly deliver to the Employee a stock certificate or certificates representing the number of shares of Common Stock, if any, equaling the total amount in the Contribution Account on the date of withdrawal from the Plan. No fractional shares of Common Stock shall be issued for any remaining funds in the Contribution Account. The Employee shall be issued a payroll check for such remaining funds in his or her Contribution Account as of the date of withdrawal as soon as administratively feasible.

                                   ARTICLE VII

                            PURCHASE OF COMMON STOCK

         7.1 PURCHASES. On each Purchase Date (which shall be the last business day of each Employee Plan Year), the funds in a Participating Employee's Contribution Account shall be used to purchase the number of shares of Common Stock as provided for by the Participating Employee in Section 5.4 hereof. The Issue Price of the shares of Common Stock issued under the Plan shall be equal to 85% of the then Fair Market Value for the shares of Common Stock on the first business day of the Employee Plan Year.

         7.2 OVER-ALLOTMENTS. If the total number of shares to be purchased by all Participating Employees on a Purchase Date exceeds the number of shares authorized under Article IV of the Plan, a pro-rata allocation of the available shares will be made among all Participating Employees based on the amount of the balances in their respective Contribution Accounts through the Purchase Date.

         7.3 ISSUED SHARES. On each Purchase Date, the Company shall instruct the transfer agent to promptly deliver to the Participating Employee a stock certificate or certificates representing the shares purchased by the Participating Employee.

                                  ARTICLE VIII

                     CHANGES IN STATUS AFFECTING ELIGIBILITY

         8.1 TERMINATION OF EMPLOYMENT. Effective upon the termination of the Participating Employee's employment for any reason, including without limitation death or retirement, such person's participation in the Plan shall be deemed discontinued and authorized payroll deductions credited to his or her Contribution Account will be returned to him or her in accordance with the provisions of Section 6.4 hereof.

         8.2 TEMPORARY ABSENCE. If a Participating Employee temporarily leaves the employ of the Company by reason of leave of absence, temporary lay-off or temporary disability, the Participating Employee may, for a period of up to 180 days, continue his or her participation in the Plan. During any such period, the Participating Employee shall make regular payments to the Company (in lieu of payroll deductions) at the applicable Contribution Rate, and such amounts shall be credited to the Participating Employee's Contribution Account. To the extent a Purchase Date occurs during such continuation period, amounts in the Contribution Account shall be applied to the purchase of shares of Common Stock as herein provided. However, notwithstanding anything herein to the contrary, if the Participating Employee has not resumed employment with the Company or its subsidiaries when such 180-day period has ended, he or she shall be treated as having discontinued his or her participation in the Plan as of such date, and the balance in his or her Contribution Account will be returned to him or her in accordance with the provisions of Section 6.4 hereof.

                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.1 TERM OF PLAN. Subject to the approval of the stockholders of the Company, this Plan will become effective on July 1, 2001. The Plan shall remain in effect until all of the shares of Common Stock reserved for issuance hereunder have been issued and balances maintained in the Participating Employee Contribution Accounts have been distributed, unless earlier terminated by the Board of Directors.

         9.2 AMENDMENT OR TERMINATION BY BOARD. The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time without notice, provided that no Participant's rights under existing subscription agreements are adversely affected thereby, and provided further that no such amendment of the Plan shall, except as provided in Section 4 hereof:

         (a) increase above 100,000 the total number of shares to be offered without approval of the stockholders of the Company; or

         (b) cause the Plan to fail to meet the requirements of an employee stock purchase plan as defined in Section 423 of the Code.

All funds in Participating Employee Contribution Accounts as of the termination date which are not applied toward purchases of shares of Common Stock shall be refunded to the Participating Employees.

         9.3 TRANSFERABILITY. Neither the right of an Employee to purchase shares of Common Stock hereunder, nor such Participating Employee's Contribution Account balance, may be transferred, pledged or assigned by the Employee (except, in the event of the Employee's death, by will or the laws of descent and distribution). Any such attempted transfer, pledge, assignment or other disposition shall be treated as an election of the Participating Employee to discontinue his or her participation in the Plan.

         9.4 COMPLIANCE WITH SECURITIES LAWS. Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue any shares of Common Stock under the Plan unless such issuance would comply with all applicable laws, including Federal and state securities laws, and the applicable regulations or requirements of any securities exchanges or similar entities.

         9.5 INVESTMENT INTENT. Prior to the issuance of any shares of Common Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         9.6 COMPLIANCE WITH SECTION 16. With respect to any person who is subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, the Board may, at any time, add such conditions and limitations respecting eligibility or participation under the Plan as it deems necessary or desirable to comply with the requirements of Rule 16b-3 thereunder; provided, however, that any rights or privileges that are extended to such persons shall be extended uniformly to all eligible employees.

         9.7 WITHHOLDING TAXES. Amounts withheld, shares issued and payments made pursuant to the Plan may be subject to withholding taxes, and the Company and its subsidiaries shall have the right to withhold from any payment or distribution of shares or to collect as a condition of any payment or distribution under the Plan, as applicable, any taxes required by law to be withheld.

         9.8 NO CONTINUED EMPLOYMENT. The Plan does not constitute a contract of employment or continued service, and participation in the Plan will not give any Employee the right to be retained in the employ of the Company or any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the terms of the Plan.

         9.9 TREATMENT AS STOCKHOLDER. Any contribution made by a Participating Employee under the Plan shall not create any rights in such Participating Employee as a stockholder of the Company until shares of Common Stock are registered in the name of such person.

         9.10 GOVERNING LAW. The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Delaware. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Delaware, without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought or maintained.

         9.11 PRONOUNS; HEADINGS. Wherever any words are used in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. Headings used herein are for general information only and do not constitute part of the Plan.

                                 REVOCABLE PROXY
PROXY                          HERITAGE FINANCIAL                          PROXY
                               HOLDING CORPORATION

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 8, 2001

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned hereby appoints Reginald D. Gilbert and Bingham D. Edwards, and each of them, with several full power of substitution and ratification, attorneys-in-fact and Proxies of the undersigned to vote all the shares of Common Stock, par value $.01 per share, of Heritage Financial Holding Corporation which the undersigned is entitled to vote if personally present at the 2001 Annual Meeting of Stockholders to be held at the Decatur Country Club, 2401 Country Club Road, S.E., Decatur, Alabama, on Tuesday, May 8, 2001, at 5:30 p.m. Central Daylight Time, and at any and all adjournment thereof:

1. ELECTION OF DIRECTORS. To elect as Directors the following individuals, each to serve a term of one, two or three year(s) scheduled to expire at the annual meeting of stockholders held one, two or three year(s) following the year of their election or until their respective successors are elected and qualified:

         Term expiring in 2002 -    Bingham D. Edwards       Timothy A. Smalley
                                    Reginald D. Gilbert      John E. Whitley
                                    Gregory B. Parker

         Term expiring in 2003 -    Lenny L. Hayes           Larry E. Landman
                                    Neal A. Holland, Jr.     Vernon A. Lane
                                    Harold B. Jeffreys       Michael R. Washburn

         Term expiring in 2004 -    Vernon C. Bice           Betty B. Sims
                                    John T. Moss             R. Jeron Witt
                                    T. Gerald New, M.D.      Marc A. Eason

                 [ ] FOR           [ ] AGAINST            [ ] ABSTAIN

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided:


         -----------------------------------------------------------------------

2. APPROVAL AND RATIFICATION OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN OF HERITAGE FINANCIAL HOLDING CORPORATION.

                 [ ] FOR           [ ] AGAINST            [ ] ABSTAIN

         -----------------------------------------------------------------------

3. RATIFICATION OF THE APPOINTMENT OF SCHAUER, TAYLOR, COX, VISE & MORGAN, P.C. AS INDEPENDENT AUDITORS OF THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2001.

                 [ ] FOR           [ ] AGAINST            [ ] ABSTAIN

         -----------------------------------------------------------------------

4. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR ALL PROPOSALS. Any stockholder who wishes to withhold the discretionary authority referred to in Item 4 above should mark a line through the entire Item 4.


DATED _______________, 2001
                                    --------------------------------------------
                                    Signature(s)


                                    --------------------------------------------
                                    (Please sign exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder should sign.)

    PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.